IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP Asset Strategy Series
Macquarie VIP Balanced Series
Macquarie VIP Core Equity Series
Macquarie VIP Corporate Bond Series
Macquarie VIP Energy Series
Macquarie VIP Global Growth Series
Macquarie VIP Growth Series
Macquarie VIP High Income Series
Macquarie VIP International Core Equity Series
Macquarie VIP Limited-Term Bond Series
Macquarie VIP Mid Cap Growth Series
Macquarie VIP Natural Resources Series
Macquarie VIP Pathfinder Aggressive Series
Macquarie VIP Pathfinder Conservative Series
Macquarie VIP Pathfinder Moderate Series
Macquarie VIP Pathfinder Moderate - Managed Volatility Series
Macquarie VIP Pathfinder Moderately Aggressive Series
Macquarie VIP Pathfinder Moderately Aggressive - Managed Volatility Series
Macquarie VIP Pathfinder Moderately Conservative Series
Macquarie VIP Pathfinder Moderately Conservative - Managed Volatility Series
Macquarie VIP Science and Technology Series
Macquarie VIP Small Cap Growth Series
Macquarie VIP Smid Cap Core Series
Macquarie VIP Value Series
(the “Series”)
Supplement to the Series’ Statements of Additional Information
dated May 1, 2024, as amended
Effective the date of this Supplement, the section of the Series’ Statement of Additional Information entitled “Portfolio Managers—Description of Material Conflicts of Interest” is deleted in its entirety and is replaced with the following:
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Series and the investment action for each such other fund or account and the Series may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or a Series. Additionally, the management of multiple funds or accounts and a Series may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Series. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has established proprietary accounts and initial seed accounts, and also manages accounts for affiliated entities. A portfolio manager also may have invested in certain funds or accounts managed by the Manager. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. The Manager and MIMAK have adopted procedures designed to allocate investments fairly across multiple funds and accounts including, unless prohibited by applicable law, proprietary and affiliated accounts.
Some of the accounts managed by a portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's and MIMAK’s Codes of Ethics are designed to address these potential conflicts, there is no guarantee that they will do so.
When the Manager and its affiliates establish proprietary accounts, provide the initial seed capital in connection with the creation of a new investment product or style, and manage affiliate accounts, these accounts may not exhibit the same performance results as a similarly managed Series for a variety of reasons, including regulatory restrictions on the type and amount of securities in which the proprietary capital invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.
Effective the date of this Supplement, the first paragraph of the section of the Series’ Statement of Additional Information entitled “Purchase and Redemption of Shares and Offering Price—Plan under Rule 12b-1” is deleted in its entirety and is replaced with the following:
Under a Service Plan (Plan) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, for Service Class (formerly, Class II) shares, each Series (except the Pathfinder Series and the Managed Volatility Series) may pay the Distributor a fee not to exceed 0.25% of the Series’ average annual net assets attributable to Service Class shares, paid daily, to compensate the Distributor and unaffiliated third parties for their costs and expenses in connection with the provision of personal services to Policyowners that invest directly (or indirectly through the Pathfinder Series and the Managed Volatility Series) in Service Class shares of a Series.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 12, 2024.